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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





        Date of Report (Date of earliest event reported) November 7, 2005

                              ETERNAL ENERGY CORP.
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             (Exact name of registrant as specified in its chapter)


           Nevada                   0-50906                 20-0237026
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)         Identification No.)

                      2120 West Littleton Blvd., Suite 300
                            Littleton, Colorado 80120
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (604) 605-7012




                           Golden Hope Resources Corp.
                        1155 W. Pender Street, Suite 708
                         Vancouver, B.C., Canada V6E 2P4
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          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

      On November 7, 2005, Eternal Energy Corp. (formerly known as Golden Hope Resources Corp.) announced in a press release that it effected a 35-for-1 forward stock split, with a record date of November 7, 2005. On October 27, 2005, the company provided its notice under Rule 10b-17 of the Securities Exchange Act of 1934, as amended, to NASD as required. The company's common stock was quoted on the Pink Sheets and the OTC Bulletin Board under the symbol GHPR. Effective as of November 7, 2005, the company changed its name to "Eternal Energy Corp.", and its common stock will be quoted under a new trading symbol of EERG with a new CUSIP number of 29759Y 10 7. A copy of the press release attached as Exhibit 99.1 is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.


         (d) Exhibits

Exhibit       Description of Exhibit
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99.1          Press Release dated November 7, 2005.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: November 7, 2005                ETERNAL ENERGY CORP.


                                      By:  /s/ Bradley M. Colby
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                                           Bradley M. Colby
                                           President and Chief Executive Officer

                                                       Exhibit Index


Exhibit       Description of Exhibit
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99.1          Press Release dated November 7, 2005.